Exhibit 10.1

JBH RECEIVABLES LLC

CONSENT OF THE

MEMBER AND MANAGERS

WHEREAS, JBH Receivables LLC, a Delaware limited liability company (the “Company”), was formed for the sole purpose of implementing a trade receivables securitization facility on behalf of J.B. Hunt Transport, Inc. (“Transport”) and its parent corporation, J.B. Hunt Transport Services, Inc. (“Services”); and

WHEREAS, Transport and Services have terminated the trade receivables securitization facility and no obligations remain outstanding thereunder; and

WHEREAS, Transport, as the sole member of the Company, and the Managers of the Company now desire to dissolve the Company;

NOW, THEREFORE, the undersigned, being the sole member of the Company and all of the Managers of the Company, hereby consent to the following:

1.             The Company is hereby dissolved pursuant to Delaware Limited Liability Company Act § 18-801(a)(3).

2.             The officers of the Company, Kirk Thompson, President and Chief Executive Officer; David Chelette, Secretary/Treasurer; and Mindy Riddle, Assistant Secretary (each, an “Officer” and, collectively, the “Officers”), are hereby authorized and directed to:

a.             wind up the affairs of the Company in compliance with the Delaware Limited Liability Company Act and the provisions of Section 6.2 of the Company’s Limited Liability Company Agreement;

b.             complete, execute and deliver, for and on behalf of JBH, such agreements and other documents as shall be necessary or desirable in connection with the termination of the trade receivables securitization facility in which JBH has previously participated; and

c.             complete, execute and deliver, for and on behalf of JBH, a Certificate of Cancellation and such other instruments as shall be necessary or desirable to file with the Delaware Secretary of State in connection with the dissolution of JBH, and to pay any prescribed filing fees in connection with such filings;

and, in connection therewith, to do or take, or cause to be done or taken, all other acts and actions required or necessary in the judgment of the Officer so acting.

3.             The actions of the Company and its Officers previously taken in connection with the termination of the trade receivables securitization facility and the dissolution of the Company are hereby approved, ratified and confirmed.

IN WITNESS WHEREOF, the undersigned have executed this Consent in writing as of this 29th day of June, 2009.

J.B. HUNT TRANSPORT, INC., as sole member of JBH Receivables LLC, by its Directors

By:	/s/ Kirk Thompson
Kirk Thompson, Director

By:	/s/ Jerry Walton
Jerry Walton, Director

By:	/s/ Paul Bergant
Paul Bergant, Director

MANAGERS OF JBH RECEIVABLES LLC:

/s/	Kirk Thompson
Kirk Thompson, Manager

/s/	Jerry Walton
Jerry Walton, Manager

/s/	David Chelette
David Chelette, Manager

/s/	Thomas Strauss
Thomas Strauss, Manager

/s/	Mindy Riddle
Mindy Riddle, Manager